Clifton Star Resources Inc.

Response to SEC Staff Comments

The following table addresses the Staff’s comments as listed in the SEC Staff’s comment letter dated April 2, 2008 with regards to Registration Statement on Form 20-F filed on March 3, 2008.

Comment Number	Page	Response

1		Noted

2		Noted

3	26	The disclosure states that the private placement had been announced, but as of April 2, 2008 it had not been completed.

4		All of the private placements were only to Canadian residents.

5	8	The information pertaining to the high and low exchange rates as of the last practicable date and for each month during the previous six months has been updated.

6	9, 11	The related risk factors are now classified under the headings “Risks Relating to the Company” and “Risks Related to the Industry”

7	9, 10	The disclosure has been modified in that the risk factors are tailored specifically to Clifton Star Resources.

8	11	A risk factor has been added.

9	10, 11

The disclosure now includes the risk to the Company’s business plan should it fail to not make all scheduled payments to the vendor of Duquesne Gold Mine and not meet the milestones associated with the Duquesne option agreement.

10	9	The heading of this risk factor has been revised.

11	10, 11	The disclosure has been revised to discuss the risk associated with an inability to secure financing on terms that are suitable to the Company and its Shareholders.

12	13	The disclosure has been revised to identify capital expenditures currently in progress, and the method of financing.

13		The maps have been sharpened for improved presentation.

14	14	The disclosure is now included.

15	17	The status of TSX Venture Exchange approval is now disclosed.

16	17	The amount of expenditures incurred under the Duquesne option agreement is now disclosed.

17	26	The disclosure now quantifies the effect on the Company’s results attributable to the commencement of the exploration program.

18	26	The disclosure describes the Company’s sources of liquidity and includes the statement that, in management’s opinion the Company working capital position is sufficient for present requirements.

19	27, 28	The source of funds is disclosed.

20	32	The option payments do not meet the definition of contractual obligations. The necessary disclosure has been added.

21	33

Mr. Miller’s experience with public resource companies occurred over 20 years ago. We have deleted the reference to his experience with “mining and non-mining” public companies and instead shortened the reference to “public companies”.

22	34	It is now disclosed that Fred Archibald, a Director and Vice President of Exploration, received compensation for his services as Vice President of Exploration.

23	29 – 31, 35, 36, 40	Mr. Schmidt is now referred to as “former director”

24	44	As per 11.2 of the Company’s Articles, the passage of a special resolution requires approval by not less than 2/3 of the votes cast. The text has been revised to remove the term “majority”.

25	48, 49	A summary of the material contract is disclosed.

26		The disclosure pertaining to the six months ended December 31, 2007 is now included.

27	Exhibits	All agreements entered into during the last two years in connection with the Company’s private placements are now included as exhibits.

Sincerely,

/s/  Harry Miller

Harry Miller

President and Director